FINANCIAL SERVICES INTERNATIONAL                                   NORTH AMERICA



ING FUNDS PROSPECTUS

July 1, 1999

Class I Shares


MONEY MARKET FUNDS

ING U.S. TREASURY MONEY MARKET FUND
ING MONEY MARKET FUND


                                                                [ING FUNDS LOGO]

ING FUNDS TRUST                                                       PROSPECTUS
P.O. BOX 1239
MALVERN, PA 19355-9836
GENERAL & ACCOUNT INFORMATION: 1-877-INFO-ING OR 1-877-463-6464

    This Prospectus describes two funds (each, a "Fund" and, collectively, the "Funds") of the ING Funds Trust (the "Trust"), managed by ING Mutual Funds Management Co. LLC, a Delaware limited liability company (the "Manager"). The Manager has delegated certain of its investment advisory activities to the sub-adviser described herein (the "Sub-Adviser"). The Manager and its Sub-Adviser are wholly-owned indirect subsidiaries of ING Groep, N.V. ("ING Group"). The Funds and their investment objectives are:

    The ING U.S. Treasury Money Market Fund seeks to provide investors with a high level of current income as is consistent with liquidity, maximum safety of principal and the maintenance of a stable $1.00 net asset value per share. The Fund seeks to achieve its objective by investing in U.S. Treasury securities and repurchase agreements collateralized fully by U.S. Treasury securities.

    The ING Money Market Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund seeks to achieve its objective by investing in high quality, short-term obligations.

    Each Fund offers five different classes of shares -- Class A shares, Class B shares, Class C shares, Class X shares and Class I shares. The Class I shares are offered in this Prospectus and may be purchased only by (i) retirement plans affiliated with ING Group, and (ii) ING Group and its affiliates for purposes of corporate cash management. The Class A, Class B, Class C and Class X shares are offered under separate prospectuses. Shares of the Funds are sold to the public by ING Funds Distributor, Inc. (the "Distributor").

--------------------------------------------------------------------------------

    AN INVESTMENT IN SHARES OF THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ING GROUP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUNDS' INVESTMENT OBJECTIVES WILL BE ACHIEVED.

--------------------------------------------------------------------------------

    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds and should be read and retained for information about each Fund. A statement of additional information (the "SAI"), dated July 1, 1999, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Funds. The SAI is also available without charge and can be obtained by writing or calling the Funds at the address and telephone number printed above.

--------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                  July 1, 1999

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
HIGHLIGHTS...............................................................................       1
FUND EXPENSES............................................................................       3
THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS.......................................       4
MANAGEMENT OF THE FUNDS..................................................................       5
FUND SHARE VALUATION.....................................................................       8
PURCHASE OF FUND SHARES..................................................................       8
REDEMPTION OF FUND SHARES................................................................       9
EXCHANGE OF FUND SHARES..................................................................      10
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................................      11
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES.......................................      12
RISKS OF INVESTING IN THE FUNDS..........................................................      16
OTHER INFORMATION........................................................................      16

                                   HIGHLIGHTS

THE FUNDS

    Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of the ING Funds Trust (the "Trust"), a Delaware business trust organized under the laws of the State of Delaware as an open-end management investment company on July 30, 1998. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of each Fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

    This Prospectus describes two money market funds managed by ING Mutual Funds Management Co. LLC (the "Manager") and sub-advised by the Sub-Adviser. Each Fund has a distinct investment objective and policies. There can be no assurance that either Fund will achieve its investment objective.

    ING U.S. Treasury Money Market Fund. The investment objective of the ING U.S. Treasury Money Market Fund is to provide investors with a high level of current income as is consistent with liquidity, maximum safety of principal and the maintenance of a stable $1.00 net asset value per share. The Fund seeks to achieve its objective by investing in U.S. Treasury securities and repurchase agreements collateralized fully by U.S. Treasury securities. The Fund invests in direct short-term obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government. The ING U.S. Treasury Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

    ING Money Market Fund. The investment objective of the ING Money Market Fund is to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund seeks to achieve its objective by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the Sub-Adviser to present minimal credit risks.

    The Fund will invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act") including, but not limited to, (i) obligations of the U.S. Government or its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating or variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers' acceptances, commercial paper, and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

    The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

    Both Funds. Both Funds may also use various investment strategies and techniques when the Sub-Adviser determines that such use is appropriate in an effort to meet a Fund's investment objective. In addition, both Funds may borrow up to 33 1/3% of its net assets for temporary purposes. For additional information concerning the investment policies, practices and risk consideration of the Funds, see "The Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds."

AMORTIZED COST METHOD OF VALUATION FOR THE FUNDS

    Portfolio investments of each Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act. Obligations in which the Funds invest generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Funds may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. See the SAI for an explanation of the amortized cost valuation method.

INVESTMENT RISKS

    The Funds attempt to maintain the net asset value of their shares at a constant $1.00 per share, although there can be no assurance that the Funds will always be able to do so. The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Funds invest.

    For additional information concerning the risks of investing in the Funds, see "Risks of Investing in the Funds."

MANAGEMENT OF THE FUNDS

    As manager of the Funds, the Manager has overall responsibility, subject to the supervision of the Board of Trustees, for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Fund by the Sub-Adviser. The Manager also provides certain administrative services necessary for the Funds' operations. Pursuant to a Management Agreement, the Trust currently pays the Manager for its services a monthly fee at an annual rate based on the average daily net assets of each Fund. See "Fund Expenses -- Fee Table" and "Management of the Funds -- The Manager." The Sub-Adviser is an indirect subsidiary of ING Group and is an affiliate of the Manager and ING Funds Distributor, Inc. ("Distributor").

    ING Investment Management LLC ("IIM") serves as sub-adviser to each Fund. For its services, the Sub-Adviser receives a fee from the Manager based on the respective Fund's average daily net assets. See "Management of the Funds -- The Sub-Adviser."

    The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Fund.

OTHER SERVICE PROVIDERS

    The Distributor distributes the Funds' shares and may be compensated for certain of its distribution-related expenses. ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account servicing, and other services. ING Fund Services has hired DST Systems, Inc. ("DST") to act as the Funds' transfer agent and First Data Investor Services Group ("First Data") to act as the Funds' fund accounting agent.

CLASSES OF SHARES

    The Funds offer investors a choice among multiple classes of shares with different sales charges and expenses. In selecting which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your investment, (ii) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees, as noted below, (iii) whether you qualify for any reduction or waiver of any applicable sales charge, (iv) the various exchange privileges among the different classes of shares and (v) the fact that Class B and X shares automatically convert to Class A shares after eight years. The Class I shares are offered in this Prospectus and may be purchased only by (i) retirement plans affiliated with ING Group, and (ii) ING Group and its affiliates for purposes of corporate cash management.

    A broker-dealer may receive different levels of compensation depending on which class of shares is sold. The Distributor may also provide additional compensation to dealers in connection with selling shares of the Funds or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes, but is not limited to, payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. The Distributor will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Fund or its shareholders.

    Class I Shares. Class I shares are sold without an initial sales charge. Class I shares also are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees. See "Purchase of Fund Shares."

    Class A, Class B, Class C and Class X Shares. Each Fund offers Class A, Class B, Class C and Class X shares under separate prospectuses. The classes of shares have different sales charges and other expenses, which may affect performance. If you are interested in further information concerning the Class A, Class B, Class C or Class X shares, please call the Funds and request a prospectus at 1-877-INFO-ING or contact your authorized broker or investment adviser.

    All Classes. Each Class of shares, except the Class I shares, is also subject to shareholder servicing fees of up to 0.25% of average daily net assets attributable to such shares and account servicing fees of up to 0.25% of average daily net assets attributable to such shares. See "Management of the Funds -- Shareholder Servicing Plan" and "Management of the Funds -- Fund Accountant, Transfer Agent and Account Services."

                                  FUND EXPENSES

    The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear, either directly or indirectly. Each Fund's costs and expenses are based upon estimates of the Fund's operating expenses for the Fund's first fiscal year:

                                    FEE TABLE

                                                                         ING U.S. TREASURY MONEY
                                                                               MARKET FUND           ING MONEY MARKET FUND
                                                                                 CLASS I                  CLASS I
       SHAREHOLDER TRANSACTION EXPENSES
       Maximum Sales Charge Imposed on Purchases
         (as a percentage of offering price)....................                    NONE                   NONE
       Maximum Sales Charge Imposed on Reinvested Dividends
         (as a percentage of offering price)....................                    NONE                   NONE
       Maximum Contingent Deferred Sales Charge
         (as a percentage of the net asset value at the time of
         redemption)............................................                    NONE                   NONE
       ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
         DAILY NET ASSETS)
       Management Fees (after waivers)*.........................                   0.06%                   0.06%
       12b-1 Fees...............................................                   0.00%                   0.00%
       Shareholder Servicing Fees...............................                   0.00%                   0.00%
       Other Expenses**.........................................                   0.25%                   0.25%
                                                                                  -----                   -----
       TOTAL FUND OPERATING EXPENSES (AFTER WAIVERS)***.........                   0.31%                   0.31%
                                                                                  =====                   =====

         * Management Fees consisting of investment advisory and administrative fees (before waivers) would be 0.25% annually of the average daily net assets for each Fund. The fee waivers reflected in the table are voluntary and may be modified or terminated at any time without the Funds' consent.

        ** Under the Fund Services Agreement, each Fund may pay ING Fund Services annually up to $40,000 for fund accounting services plus out-of-pocket expenses and $17 per an account for transfer agency services plus out-of-pocket expenses. ING Fund Services may engage third parties to perform some or all of these services. (See "Management of the Funds -- Fund Accountant, Transfer Agent and Account Services" in this Prospectus.)

       *** Total Fund Operating Expenses (before waivers) for each Fund would be 0.50% for Class I shares.

EXPENSE EXAMPLES:

    The following table is provided to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund(s). These figures shown would be the same whether you sold your shares at the end of a period or continued to hold them.

                                                                          1 YEAR      3 YEARS
                                                                          ------      -------
                        ING U.S. TREASURY MONEY MARKET  FUND
                             Class I Shares..............                  $3          $10
                        ING MONEY MARKET FUND
                             Class I Shares..............                  $3          $10

    THE EXAMPLES PROVIDED SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUNDS' PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

    Each Fund follows its own investment policies and practices, including certain investment restrictions. The "Investment Restrictions" section of the SAI contains specific investment restrictions (the "Investment Restrictions") which govern each Fund's investments. Each Fund's investment objective and certain Investment Restrictions are fundamental policies which may not be changed without a vote of a majority of the outstanding shares, as defined under the 1940 Act, of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, and may therefore be changed by the Board of Trustees without shareholder approval. There can be no assurance that either Fund will achieve its investment objective.

    ING U.S. Treasury Money Market Fund. The ING U.S. Treasury Money Market Fund seeks to provide investors with a high level of current income as is consistent with liquidity, maximum safety of principal and the maintenance of a stable $1.00 net asset value per share. The Fund seeks to achieve its objective by investing in U.S. Treasury securities and repurchase agreements collateralized fully by U.S. Treasury securities.

    In selecting debt securities for the Fund, the Sub-Adviser seeks to select those instruments that appear to have the potential to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Fund invests in direct short-term obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government, and repurchase agreements collateralized fully by U.S. Treasury securities. The ING U.S. Treasury Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

    ING Money Market Fund. The ING Money Market Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund seeks to achieve its objective by investing in high quality, U.S. dollar denominated short-term obligations which are determined by the Sub-Adviser to present minimal credit risk.

    In selecting debt securities for the Fund, the Sub-Adviser seeks to select those instruments that appear to have the potential to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Fund will invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (i) obligations of the U.S. Government or its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating or variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers' acceptances, commercial paper, and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund will invest only in issuers or instruments that at the time of purchase (i) have received the highest short-term rating by at least two nationally recognized statistical rating organizations ("NRSROs"), such as "A-1" by Standard & Poor's Corporation ("S&P") and "Prime-1" by Moody's Investors Service, Inc. ("Moody's"); (ii) are single rated and have received the highest short-term rating by a NRSRO; or (iii) are unrated, but are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

    The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

    In managing the Fund, the Sub-Adviser employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based upon the Sub-Adviser's assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will change in response to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Sub-Adviser also seeks to improve yield by taking advantage of yield disparities that regularly occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Fund seeks to enhance yield by purchasing and selling securities based upon these yield disparities.

    Both Funds. As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund has the ability to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

    The Funds' diversification tests are measured at the time of a securities' purchase and are calculated in accordance with Rule 2a-7 of the 1940 Act which may allow a Fund to exceed limits specified in this Prospectus for certain securities subject to guarantees or demand features. The Funds will be deemed to satisfy the maturity requirements described in this Prospectus to the extent the Funds satisfy Rule 2a-7 maturity requirements.

    It is the intention of the Funds, unless otherwise indicated, that with respect to their respective policies that are the result of the application of law, the Funds will use to their maximum advantage the flexibility that may exist as a result of rules or interpretations of the SEC of such laws currently in existence or amended or promulgated in the future.

    Both Funds may borrow up to 33 1/3% of their respective net assets for temporary purposes. The types of securities and investment practices used by the Funds are described in greater detail at "Description of Securities and Investment Practices."

                             MANAGEMENT OF THE FUNDS

    The business and affairs of each Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE MANAGER

    ING Mutual Funds Management Co. LLC, 1475 Dunwoody Drive, West Chester, PA 19380, serves as the manager of the Funds pursuant to a Management Agreement with the Trust. The Manager was formed on September 8, 1998, as a Delaware limited liability company and is a wholly-owned indirect subsidiary of ING Group. The Manager is registered with the SEC as an investment adviser and has no prior experience as an investment adviser to an investment company.

    Under the Management Agreement, the Manager has overall responsibility, subject to the supervision of the Board of Trustees, for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Fund by the Sub-Adviser. The Manager is also responsible for monitoring and evaluating the Sub-Adviser on a periodic basis, and will consider its performance record with respect to the investment objectives and policies of each Fund. The Manager also provides certain administrative services necessary for the Funds' operations including: (i) coordination of the services performed by the Funds' custodian, independent auditors and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

    Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no Sub-Adviser is engaged to manage the assets of a Fund. The Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the shareholders of the Fund, or by the Manager, upon 60 days' written notice by any party to the Agreement and will terminate automatically if assigned as that term is described in the 1940 Act.

    The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on the average daily net assets of each Fund at the following annual rates:

                                                                             MANAGEMENT
                                     FUND                                        FEE
                                     ING U.S. Treasury Money Market Fund..      0.25%
                                     ING Money Market Fund................      0.25%

THE SUB-ADVISER

    The Manager has entered into Sub-Advisory Agreements with the Sub-Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities and other investments. Each Sub-Advisory Agreement may be terminated without penalty by the Manager, the Board of Trustees or the shareholders of the respective Fund, or by the Sub-Adviser, on 60 days' written notice by any party to the Sub-Advisory Agreement and will terminate automatically if assigned as that term is described in the 1940 Act. The Sub-Adviser is a wholly owned indirect subsidiary of ING Group and is an affiliate of the Manager. The Manager may make changes to the sub-advisory arrangements provided that it will not make any changes that would constitute an assignment (as defined under the 1940 Act) of an advisory agreement unless such actions are permissible under the 1940 Act, the rules thereunder or pursuant to relief granted by the SEC.

    ING Investment Management LLC. The Manager has retained IIM to act as sub-adviser to the Funds. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is a Delaware limited liability company which is engaged in the business of providing investment advice to portfolios which as of September 30, 1998, were valued at approximately $26.7 billion. IIM is registered with the SEC as an investment adviser. IIM also advises other registered investment companies.

    The Funds are managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by IIM as an investment professional since 1998 and has seven years of investment experience.

    Pursuant to the Sub-Advisory Agreements, the Manager (not the Trust) pays to the Sub-Adviser a monthly fee based on the average daily net assets of each Fund at the following annual rates:

                                      FUND                         INVESTMENT SUB-ADVISORY FEE
                                      ING U.S. Treasury Money
                                        Market Fund...........               0.125%
                                      ING Money Market Fund...               0.125%

    The figures following show past performance of IIM in managing accounts with investment objectives, policies, styles and techniques substantially similar though not identical to those of the ING Money Market Fund. The performance is not necessarily representative of the past performance of the above-referenced team or any individual of the team. Information presented is based on performance data provided by IIM. The past performance does not represent the ING Money Market Fund's performance, as it is newly organized and has no performance record of its own. The table shows the total returns for a composite of the actual performance of accounts managed by IIM for various periods ended September 30, 1998, as adjusted for the projected annual expenses for the ING Money Market Fund's Class I shares during its initial fiscal period as set forth in the Fee Table in this Prospectus. The amounts shown assume redemption of Fund shares at the end of each period indicated. Included for comparison purposes are performance figures of the IBC's Money Fund Report First Tier Average, a weekly report tracking the performance of over 1300 taxable and tax-free money funds. The performance shown is calculated in accordance with established Securities and Exchange Commission rules and guidelines.

    The composite is made up of accounts that are not subject to diversification and other requirements that apply to mutual funds indicated under applicable securities, tax and other laws that, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on the composite and those used on the ING Money Market Fund may vary in some respects. The information should not be considered a prediction of the future performance of the Fund. The actual performance may be higher or lower than that shown.

ANNUALIZED RATES OF RETURN FOR
PERIODS ENDING SEPTEMBER 30, 1998

MONEY MARKET COMPOSITE ACCOUNT

                                                                                       IBC
                                                                                    FIRST TIER
                                                                           CLASS I   AVERAGE
                                       1 Year                               5.44%     5.06%
                                       Since Inception*                     5.40%     4.99%
                                       * Inception date is August 1,
                                       1996.

THE DISTRIBUTOR

    ING Funds Distributor, Inc. acts as distributor and is located at 1475 Dunwoody Drive, West Chester, PA 19380. As distributor, the Distributor sells shares of each Fund on behalf of the Trust.

FUND ACCOUNTANT, TRANSFER AGENT AND ACCOUNT SERVICES

    ING Fund Services has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account services and other services. Under the Fund Services Agreement, each Fund may pay ING Fund Services annually up to $40,000 for fund accounting services plus out-of-pocket expenses and $17 per account for transfer agency services plus out-of-pocket expenses. ING Fund Services has retained DST to act as the Funds' transfer agent and First Data to act as the Funds' fund accounting agent. DST is located at 333 W. 11th Street, Kansas City, MO 64105, and First Data is located at 4400 Computer Drive, Westborough, MA 01581-5120.

DISTRIBUTION EXPENSES

    The Funds have not adopted a Plan of Distribution with respect to the Class I shares. Accordingly, there are no distribution expenses attributable to the Class I shares.

SHAREHOLDER SERVICING PLAN

    The Funds have not adopted a Shareholder Servicing Plan with respect to the Class I shares. Accordingly there are no shareholder servicing expenses attributable to the Class I shares.

OTHER EXPENSES

    Each Fund bears all costs of its operations other than expenses specifically assumed by the Manager. The costs borne by the Funds include, but are not limited to, legal and auditing expenses; Trustees' fees and expenses; insurance premiums; custodian; transfer agent, fund accounting and account servicing fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Expenses of the Funds directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in relation to the net assets of each Fund.

PORTFOLIO TRANSACTIONS

    Pursuant to the Sub-Advisory Agreements, the Sub-Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of securities for the account of the Funds, the Sub-Adviser will seek the best execution of the Funds' orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Sub-Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading of portfolio debt securities does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1940 Act) to the Sub-Adviser an amount of disclosed commissions for executing a securities transaction for the Funds in excess of the commissions another broker-dealer would have charged if the Sub-Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Sub-Adviser. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Sub-Adviser. The Sub-Adviser may allocate purchase and sales orders for portfolio securities to broker-dealers that are affiliated with the Manager, the Sub-Adviser or Distributor in agency transactions, if the Sub-Adviser believes the quality of the transaction and commissions are comparable to what they would be with other qualified brokerage firms.

                              FUND SHARE VALUATION

    The net asset value per share of the Funds is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange and the Federal Reserve Bank of New York are open for business (a "Business Day"), which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of each class. All expenses, including fees paid to the Manager, ING Fund Services and the Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. Expenses directly attributable to a Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis. Within each class, the expenses are allocated proportionately based on the net assets of each class, except class specific expenses which are allocated directly to the respective class.

    The Funds use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. There can be no assurances that at all times the Funds' price per share can be maintained. However, the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the $1.00 per share price of each Fund. See the SAI for a more complete description of the amortized cost method and Fund share valuation.

                             PURCHASE OF FUND SHARES

HOW TO PURCHASE SHARES

    Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received. The minimum initial investment in a Fund is $1,000. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Account Application. An Account Application accompanies this Prospectus. All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. Contributions to qualified retirement plans are subject to prevailing limits set by the Internal Revenue Service. An annual maintenance fee is imposed per a taxpayer identification number per a plan type. The Funds reserve the right to reject any purchase order. All investments may be made using any of the following methods:

    By Mail. A completed Account Application together with a check payable to ING Funds Trust should be forwarded to ING Funds, P.O. Box 419416, Kansas City, MO 64141-6416. Third party and foreign checks will not be accepted. Please include the Fund name and your account number on all checks. The remittance slip from a confirmation statement should be used for this purpose.

    Through an Authorized Broker or Investment Adviser. Shares are available to new and existing shareholders through authorized brokers and investment advisers. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered. Please contact your broker or investment adviser for instructions on purchasing shares through their organization.

    Alternatively, your retirement plan administrator may establish separate policies and procedures concerning the purchase of shares (including, but not limited to, how to purchase shares and minimum necessary initial and subsequent investment amounts) and the completion of documentation related to the purchase of Fund shares. Please consult with your retirement plan administrator to determine if any such separate policies and procedures apply to you.

DESCRIPTION OF CLASS I SHARES

    Class I shares are currently offered only to (i) retirement plans affiliated with ING Group, and (ii) ING Group and its affiliates for purposes of corporate cash management. The public offering price of Class I shares is the net asset value of the applicable Fund's shares.

MINIMUM ACCOUNT BALANCE

    If (i) an account opened in a Fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (ii) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the Fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a Fund determines that a shareholder has provided incorrect information in opening an account with a Fund or in the course of conducting subsequent transactions with the Fund related to such account, the Fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

                            REDEMPTION OF FUND SHARES

HOW TO REDEEM SHARES

    Shareholders may redeem their shares, in whole or in part, on each day a Fund is valued. Shares will be redeemed without charge at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. In the instance where a shareholder owns more than one class of shares and the shares being redeemed are not subject to a contingent deferred sales charge, those shares with the highest Rule 12b-1 fee will be redeemed in full prior to any redemption of shares with a lower Rule 12b-1 fee.

    Where purchases are made by check in any Fund, redemption proceeds will be made available immediately upon clearance of the purchase check, which may take up to 15 calendar days. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

    Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates. No interest or additional dividends will be earned on amounts represented by uncashed redemption checks.

    To ensure acceptance of your redemption request, it is important to follow the procedures described below. The Funds may modify or terminate their services and provisions at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Under certain circumstances described below, a signature guarantee may be required. You may redeem your shares using any of the following methods:

    By Mail. You may redeem your shares by sending a letter directly to ING Funds, P.O. Box 419416, Kansas City, MO 64141-6416. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed and (iv) the signatures of all registered owners. A signature guarantee may be required as indicated below. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

    Through an Authorized Broker or Investment Adviser. You may redeem your shares by contacting your authorized broker or investment adviser and instructing him or her to redeem your shares. He or she will then contact ING Fund Services and place a redemption trade on your behalf.

    Alternatively, your retirement plan administrator may establish separate policies and procedures concerning the redemption of shares (including, but not limited to, how to redeem shares) and the completion of documentation related to the redemption of Fund shares. Please consult with your retirement plan administrator to determine if any such separate policies and procedures apply to you.

SIGNATURE GUARANTEES

    A signature guarantee is designed to protect the investor, the Trust, the Distributor, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of ING Funds. Signature guarantees are required for: (i) redemptions by mail in excess of $50,000; (ii) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (iii) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 15 days; (iv) requests to transfer the registration of shares to another owner; and (v) written redemptions or exchanges of shares previously reported as lost/abandoned property, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

    Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (i) a signature guarantee with a medallion stamp of the STAMP Program, or (ii) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should call the Funds at 1-877-INFO-ING.

REDEMPTION IN KIND

    All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner in which the securities of that Fund are valued. If the recipient were to sell such securities he or she may receive more or less than the value of such securities as determined above, and might incur brokerage charges.

                             EXCHANGE OF FUND SHARES

HOW TO EXCHANGE SHARES

    The Funds offer several convenient ways to exchange shares in one Fund for shares in the same class of another Fund in the Trust. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

    A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. Before engaging in an exchange transaction, a shareholder should read carefully the prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by calling the Funds at 1-877-INFO-ING. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time upon at least 60 days' prior written notice to shareholders of any modification or termination of the exchange privilege.

    Shareholders will receive written confirmation of the exchange following completion of the transaction. You may exchange your shares using any of the following methods:

    Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

    Auto-Exchange Privilege. The Auto-Exchange Privilege enables you to invest regularly (on a monthly, quarterly, semi-annual or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the ING Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($50 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. The right to exercise this privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this privilege at any time by mailing written notification to the ING Funds, P.O. Box 419416, Kansas City, MO 64141-6416. The Fund may charge a service fee for the use of this privilege. No such fee currently is contemplated. For more information concerning this privilege and the funds in the ING Family of Funds eligible to participate in this privilege, or to obtain a Auto-Exchange Authorization Form, please call the Funds at 1-877-INFO-ING.

    Alternatively, your retirement plan administrator may establish separate policies and procedures concerning the exchange of shares and the completion of documentation related to the exchange of Fund shares. Please consult with your retirement plan administrator to determine if any such separate policies and procedures apply to you.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

    Dividends and distributions will be reinvested in the respective shares of the Funds at net asset value. Dividends declared in, and attributable to, the preceding period will be paid within five business days after the end of the period. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

TAX MATTERS

    All Funds. Each Fund intends to qualify and elect to be treated as a regulated investment company and intends to continue to qualify to be treated as a regulated investment company for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net realized capital gains in the manner required under the Code.

    Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Funds will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

    As long as the Funds qualify as regulated investment companies for federal income tax purposes, each Fund, in computing its income subject to federal income tax, is entitled to deduct all dividends other than "preferential" dividends paid by it to shareholders during the taxable year. "Preferential" dividends are dividends other than dividends which have been distributed to shareholders pro rata without preference to any share of the Fund as compared with other shares of the same class and without preference to one class of shares as compared with another, except in accordance with the former's dividend rights as a class. The Funds believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds would not result in dividends being treated as "preferential." The Funds' belief is not binding on the Internal Revenue Service (the "IRS"), no ruling has been obtained by the Funds from the IRS on the matter and there can be no guarantee that the IRS will agree with the Funds on this matter. The Funds' belief is based on the application of current federal income tax law and relevant authorities, and subsequent changes in federal tax law or judicial or administrative decisions or pronouncements may supercede or affect the Funds' conclusions. The Funds do not believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds has been considered by the IRS in other rulings. If dividends declared and paid by a Fund on any class of shares were to be treated as "preferential," dividends paid by the Fund to shareholders on all classes, of shares during the taxable year would become non-deductible. In this event, the Fund would not be treated as a regulated investment company and the Fund would be taxed on its net income, without any deductions for dividends paid to its shareholders. The resulting federal and state income tax liability, and any related interest and penalties, would be payable from and to the extent of such Fund's then available assets and ultimately would be borne by all current shareholders. The treatment of dividends declared and paid during the taxable year on any class of shares as preferential, and the resulting failure of a Fund to be treated as a regulated investment company, could have additional personal income tax consequences for shareholders of the Fund, including the taxation of distributions as ordinary income that otherwise would have been classified as net capital gains.

    Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

    The Funds may be required to withhold for Federal income tax "backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding.

    Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as qualified retirement plans. THE FOREGOING DISCUSSION IS INCLUDED FOR SHAREHOLDERS THAT ARE EXEMPT FROM FEDERAL INCOME TAXES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF OWNERSHIP OF SHARES OF THE FUNDS IN THEIR PARTICULAR CIRCUMSTANCES.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

    The following is a description of investment practices of the Funds and the securities in which they may invest:

    U.S. Treasury Obligations (Both Funds). Each Fund may invest in U.S. Treasury obligations, whose principal and interest are backed by the full faith and credit of the United States Government. U.S. Treasury obligations consist of bills, notes and bonds, and separately traded interest and principal component parts of such obligations known as STRIPS, which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from two years to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government. In accordance with Rule 2a-7, the Fund's investments in these securities are limited to those having a remaining maturity not exceeding 13 months (397 days).

    U.S. Government Securities (ING Money Market Fund Only). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor in the obligation must look to the agency issuing or guaranteeing the obligation for ultimate repayment. In accordance with Rule 2a-7, the Fund's investments in these securities are limited to those having a remaining maturity not exceeding 13 months (397 days).

    Commercial Paper (ING Money Market Fund Only). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Fund is, at the time of investment (i) given the highest short-term rating by at least two NRSROs, such as "A-1" by S&P and "Prime-1" by Moody's; (ii) single rated and given the highest short-term rating by a NRSRO; or (iii) unrated, but determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees.

    Corporate Debt Securities (ING Money Market Fund Only). The Fund may purchase corporate debt securities, subject to the rating and quality requirements specified in Rule 2a-7. The Fund may invest in both United States dollar denominated rated commercial paper and corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Fund in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation, or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default. In accordance with Rule 2a-7, the Fund's investments in these securities are limited to those having a remaining maturity not exceeding 13 months (397 days).

    Domestic and Foreign Bank Obligations (ING Money Market Fund Only). These obligations include but are not limited to certificates of deposit, commercial paper, Yankeedollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Fund will not invest in any obligations of its affiliates, as defined under the 1940 Act.

    The Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). The Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which, in the opinion of the Sub-Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Fund. There is no limitation on the amount of the Fund's assets which may be invested in obligations of domestic banks.

    Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 10% of the value of the total assets of the Fund.

    Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of the United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

    STRIPS and Zero Coupon Securities (Both Funds). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2a-7, the Fund's investments in these securities are limited to those with maturity components not exceeding 13 months (397 days).

    A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

    Variable Rate Demand Obligations (ING Money Market Fund Only). Variable rate demand obligations generally have a maturity of longer than 397 days, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. To the extent this period is exceeded, the obligation in question would be considered illiquid.

    Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Because the obligations are direct lending arrangements between the Fund and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. In determining dollar-weighted average portfolio maturity, a variable rate master demand obligation will be deemed to have a maturity equal to the shorter of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, the Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Sub-Adviser, they are of an investment quality comparable to other debt obligations in which the Fund may invest and are within the credit quality policies, guidelines and procedures established by the Fund's Board of Trustees. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

    Mortgage-Backed Securities/Mortgage Pass-Through Securities (ING Money Market Fund Only). Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instruments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

    Timely payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the GNMA, or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the SAI.

    The Fund may only purchase mortgage-backed securities to the extent they meet the maturity and quality requirements of Rule 2a-7.

    Risk Of Mortgage-Backed Securities (ING Money Market Fund Only). Although mortgage loans constituting a pool of mortgages, such as those underlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a security to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security.

    Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

    With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income. The Fund may only purchase mortgage-backed securities to the extent they meet the maturity and quality requirements of Rule 2a-7.

    Asset-Backed Securities (ING Money Market Fund Only). The Fund is permitted to invest in asset-backed securities, subject to the rating and quality requirements of Rule 2a-7. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objectives, policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

    Other Mutual Funds (Both Funds). Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund, and will not, in the aggregate, exceed 10% of the Fund's net assets. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

    Guaranteed Investment Contracts (ING Money Market Fund Only). The Fund may also make limited investments in guaranteed investment contracts ("GIC") issued by U.S. insurance companies. The Fund will purchase a GIC only when the Sub-Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by certain NRSROs.

    "When-Issued" and "Forward Commitment" Transactions (Both Funds). Each Fund may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such transactions have the effect of leverage on the Fund and may contribute to volatility of a Fund's net asset value. For further information, see the SAI.

    Loans of Portfolio Securities (Both Funds). To increase current income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the applicable Fund and are subject to the same risks as repurchase agreements. For further information, see the SAI.

    Repurchase Agreements (Both Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Funds may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days. For more information about repurchase agreements, see "Investment Policies" in the SAI.

    Borrowing (Both Funds). Each Fund may borrow up to 33 1/3% of its net assets for temporary purposes. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Fund's shares. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

    Securities purchased on a when-issued or delayed delivery basis will not be subject to the Fund's borrowing limitations to the extent that the Fund establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Fund's obligations under the when-issued or delayed delivery arrangement.

                         RISKS OF INVESTING IN THE FUNDS

    General. The Funds attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance that they will always be able to do so. The Funds may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Funds invest.

    There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Sub-Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as diversified Funds, each Fund is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer.

    Year 2000. Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers do not properly process and calculate date-related information for the Year 2000 and beyond. The Funds have been informed that the Manager, and the Funds' other service providers (i.e., Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Funds are dependent may result in errors and account maintenance failures. The Funds have no reason to believe that (i) the Year 2000 plans of the Manager and the Funds' other service providers will not be completed by December, 1999, and (ii) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Funds or their service providers.

    In addition, the Year 2000 problem may adversely affect the companies in which the Funds invest. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Funds' service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Funds or their service providers.

    The Funds and the Manager will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

                                OTHER INFORMATION

CAPITALIZATION

    ING Funds Trust was organized as a Delaware business trust on July 30, 1998 and currently consists of 23 separately managed portfolios, each of which is divided into Class A, B, C, X and I shares, except for the ING National Tax-Exempt Bond Fund and ING National Tax-Exempt Money Market Fund, which are not offering Class X or Class I shares. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

VOTING

    Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Trust Instrument, they may be entitled to vote. The Funds are not required to hold regular annual meetings of shareholders and do not intend to do so.

    The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information -- Voting Rights" in the SAI.

    Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Funds) means the vote of the lesser of: (i) 67% of the shares of a Fund (or the Funds) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of a Fund (or the Funds).

PERFORMANCE INFORMATION

    A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

    Quotations of "yield" for a Fund will be based on the investment income per share (including dividends and interest) during a particular seven day period or thirty day period, less expenses accrued per share during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period, the yield is then annualized. When a yield assumes that income earned is reinvested, it is called an effective yield. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    Quotations of yield reflect only a Fund's performance during the particular period on which the calculations are based. Yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of that Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of since inception, 1, 3, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

    Performance information for a Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Morningstar, IBC Financial Data, Inc., and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for Funds, see the SAI.

ACCOUNT SERVICES

    All transactions in shares of the Funds will be reflected in a quarterly statement for each shareholder. In those cases where a Service Organization or its nominee is the shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

    DST acts as the Funds' transfer agent pursuant to a Services Agreement with ING Fund Services. ING Fund Services (not the Funds) compensates DST for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Funds.

CUSTODIAN

    Investors Fiduciary Trust Co. acts as the Funds' custodian. Pursuant to the Custodian Agreement, the custodian is responsible for holding each Fund's cash and portfolio securities. The custodian may enter into sub-custodian agreements with certain qualified banks.

CODE OF ETHICS

    The Code of Ethics of the Manager and the Funds prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

COUNSEL

    Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel for the Trust and from time to time provides advice to the Manager.

SHAREHOLDER INQUIRIES

    All written shareholder inquiries should be directed to the Funds at ING Funds, P.O. Box 419416, Kansas City, MO 64141-6416. Alternatively, you may call the Funds at 1-877-INFO-ING.

MANAGER                                        TRANSFER AGENT

  ING Mutual Funds Management Co. LLC            DST Systems, Inc.
  1475 Dunwoody Drive                            333 W. 11th Street
  West Chester, PA  19380                        Kansas City, MO  64105



SUB-ADVISER                                   INDEPENDENT AUDITORS

  ING Investment Management LLC.                 Ernst & Young LLP
  5780 Powers Ferry Road, N.W., Suite 300        787 Seventh Avenue
  Atlanta GA,  30327                             New York, NY  10019



DISTRIBUTOR                                    LEGAL COUNSEL

  ING Funds Distributor, Inc.                    Paul, Weiss, Rifkind, Wharton &
  1475 Dunwoody Drive                            Garrison
  West Chester, PA  19380                        1285 Avenue of the Americas
                                                 New York, NY  10019-6064


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